UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2008

TITAN MACHINERY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33866	45-0357838
(Commission File Number)	(IRS Employer
Identification No.)

4876 Rocking Horse Circle, Fargo, ND 58106-6049

(Address of Principal Executive Offices)  (Zip Code)

(701) 356-0130

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On April 28, 2008, Titan Machinery Inc. (the “Company”) issued a press release announcing the financial results for its fourth quarter and fiscal year ended January 31, 2008. The Company will be conducting a conference call to discuss its financial results at 3:30 p.m., Central time on April 28, 2008.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Report as if fully set forth herein.

Item 8.01               Other Events

On April  28, 2008, the Company issued a press release to announce the filing of a registration statement in connection with a proposed public offering of 3,500,000 shares of Common Stock.  The full text of the press release is set forth in Exhibit 99.2 attached hereto and is incorporated in this Report as if fully set forth herein.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto and incorporated herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions: None

(d)	Exhibits:

	99.1	Press Release dated April 28, 2008
99.2
Press Release dated April 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN MACHINERY INC.

Date: April 28, 2008	By	/s/ Mark Kalvoda
Mark Kalvoda
Chief Accounting Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

FORM 8-K

TITAN MACHINERY INC.

Date of Report:	Commission File No.:
April 28, 2008	001-33866

Exhibit No.	ITEM

99.1	Press Release dated April 28, 2008
99.2	Press Release dated April 28, 2008